UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2004

VALLEY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

VIRGINIA	000-28342	54-1702380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36 Church Avenue, S.W. Roanoke, Virginia	24011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(540) 342-2265

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Valley Financial Corporation (the “Company”), the holding company for Roanoke, VA-based Valley Bank, announced on October 21, 2004 its financial results for the period ended September 30, 2004. The financial results are detailed in the Company’s Press Release dated October 21, 2004 filed as Exhibit 99 to this Form 8-K and incorporated by reference herein.

The Company’s common stock is traded over the counter under the symbol VYFC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION

Date: October 22, 2004	/s/ A. Wayne Lewis
A. Wayne Lewis, Executive Vice President